Exhibit 99.1

UNITED ACQUISITION CORP. I

PRO FORMA UNAUDITED BALANCE SHEET

	January 30, 2026	Pro Forma Adjustments (Unaudited)		As Adjusted (Unaudited)
Assets:
Current asset
Cash	$2,468,650	—		$2,468,650
Prepaid expenses	24,200	—		24,200
Total current asset	2,492,850	—		2,492,850
Cash held in Trust Account	100,000,000	1,823,000	(1)	101,823,000
		22,800	(7)
		4,545	(8)
		(27,345)	(2)
Total Assets	$102,492,850	1,823,000		$104,315,850

Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Equity:
Current liabilities
Accrued offering costs	$106,843	—		$106,843
Over-allotment option liability	94,122	(11,659)	(6)	82,463
Total current liabilities	200,965	(11,659)		189,306
Deferred underwriting fee	3,500,000	63,805		3,563,805
Total Liabilities	3,700,965	52,146		3,753,111

Commitments and Contingencies (Note 6)

Class A ordinary shares subject to possible redemption, $0.0001 par value; 10,182,300 shares at redemption value of $10.00 per share	100,000,000	1,768,310	(1)	101,823,000
		132,030	(4)
		11,659	(6)
		(26,700)	(2)
		(62,299)	(3)
		1,823,000
Shareholders’ Equity
Preference shares, $0.0001 par value; 1,000,000 shares authorized; no shares issued or outstanding	—			—
Class A ordinary shares, $0.0001 par value; 100,000,000 shares authorized; 277,280 shares issued and outstanding (excluding 10,182,300 shares subject to possible redemption)	28	—		28

Class B ordinary shares, $0.0001 par value; 10,000,000 shares authorized; 3,833,333 shares issued and outstanding (1)(2)(3)	383	—		383

Additional paid-in capital	—	54,690	(1)	—
		52,146	(5)
		22,800	(7)
		4,545	(8)
		(645)	(2)
		(1,506)	(3)
		(132,030)	(4)
Accumulated deficit	(1,208,526)	(52,146)	(5)	(1,260,672)
Total Shareholders’ Equity	(1,208,115)	(52,146)		(1,260,261)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Equity	$102,492,850	1,823,000		$104,315,850

(1)	Includes 500,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 7).
(2)	On November 26, 2025, the Company effected a share dividend of approximately 0.33 shares for each Class B ordinary share outstanding, resulting in the Sponsor holding an aggregate of 3,833,333 Founder Shares (see Note 7). All share and per share data have been retrospectively presented.
(3)	As a result of the partial exercise by the underwriters of the over-allotment option on February 12, 2026, 60,767 Founder Shares are no longer subject to forfeiture.

See Note to Pro forma Unaudited Balance Sheet.

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UNITED ACQUISITION CORP. I

NOTES TO PRO FORMA UNAUDITED BALANCE SHEET

NOTE 1 - CLOSING OF OVER-ALLOTMENT OPTION AND ADDITIONAL PRIVATE PLACEMENT

The accompanying unaudited Pro forma Balance Sheet presents the Balance Sheet of United Acquisition Corp. I (the “Company”) as of January 30, 2026 adjusted for the closing of the partial exercise of the underwriters’ overallotment option and related transactions, which occurred on February 12, 2026, as described below.

The registration statement for the Company’s Initial Public Offering was declared effective on January 28, 2026. On January 30, 2026, the Company consummated the Initial Public Offering of 10,000,000 units (the “Units”), at $10.00 per Unit, generating gross proceeds of $100,000,000. Each Unit consists of one Class A ordinary share and one-quarter of one redeemable warrant (each “Public Warrant” and collectively, the “Public Warrants”). Each whole Public Warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of an aggregate of 275,000 private placement units (each “Private Placement Unit”, collectively the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $2,750,000. Each Private Placement Unit consists of one Class A ordinary share and one-quarter of one redeemable warrant (each “Private Placement Warrant” and collectively, the “Private Placement Warrants”). Of those 275,000 Private Placement Units, the Sponsor purchased 175,000 Private Placement Units, and the underwriters purchased 100,000 Private Placement Units. In addition, the Company consummated the sale of an aggregate of 2,333,333 Private Placement Warrants, at a price of $0.75 per Private Placement Warrant, $1,750,000 in the aggregate, to the Sponsor.

The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to 1,500,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions.

On February 12, 2026, the Company consummated the closing of an additional 182,300 Units sold pursuant to the underwriters’ partial exercise of their over-allotment option, generating gross proceeds of $1,823,00. On February 12, 2026, simultaneously with the sale of the Over-Allotment Option Units, the Company consummated the private sale of an additional 2,280 Private Placement Units to the Sponsor and underwriters generating gross proceeds of $22,800. Of those 2,280 Private Placement Units, the Sponsor purchased 457 Private Placement Units while the underwriters purchased 1,823 Private Placement Units. In addition, on February 12, 2026, simultaneously with the sale of the Over-Allotment Option Units, the Company also consummated the private sale of an additional 6,060 Private Placement Warrants to the Sponsor generating gross proceeds of $4,545. Following the sale of the additional Units, all of the net proceeds from the sale of additional Units and additional Private Placement totaling to $1,823,000 have been added in the Trust Account. The underwriters were entitled to a cash underwriting discount of $0.15 per additional Unit or $27,345 in aggregate, paid on February 12, 2026. Additionally, the underwriters are entitled to a deferred underwriting discount of 3.50% of the gross proceeds of the Initial Public Offering held in the Trust Account, additional $63,805 in the aggregate, due upon the completion of the Company’s Initial Business Combination subject to the terms of the underwriting agreement. As a result of the partial exercise by the underwriters of the over-allotment option, 60,767 Founder Shares are no longer subject to forfeiture. The underwriters have 45 days from the date of the Initial Public Offering to purchase the remaining 1,317,700 Units.

As of February 12, 2026, a total of $101,823,000 of the net proceeds from the Initial Public Offering (including the additional Units sold as the result of the partial exercise by the underwriters of their over-allotment option) and the sale of the Private Placement were placed in the Trust Account.

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UNITED ACQUISITION CORP. I

NOTES TO PRO FORMA UNAUDITED BALANCE SHEET

NOTE 1 - CLOSING OF OVER-ALLOTMENT OPTION AND ADDITIONAL PRIVATE PLACEMENT (cont.)

Pro forma adjustments to reflect the partial exercise of the underwriters’ over-allotment option and sale of the additional Private Placement Units are as follows:

	Pro forma entries
1	Cash held in Trust Account	1,823,000
	Class A ordinary shares subject to possible redemption		1,768,310
	Additional paid-in capital		54,690
	To record sale of 182,300 over-allotment Units at $10.00 per Unit.

2	Class A ordinary shares subject to possible redemption	26,700
	Additional paid-in capital	645
	Cash held in Trust Account		27,345
	To record payment of $0.15 per over-allotment Unit of cash underwriting fee to underwriters

3	Class A ordinary shares subject to possible redemption	62,299
	Additional paid-in capital	1,506
	Deferred underwriting fee		63,805
	To record additional $0.35 per over-allotment Unit of deferred underwriting fee to underwriters

4	Additional paid-in capital	132,030
	Class A ordinary shares subject to possible redemption		132,030
	To record accretion of Class A ordinary shares subject to redemption to an amount of $10.00 per share

5	Retained earnings	52,146
	Additional paid-in capital		52,146
	To record increase in reclassification of negative APIC to Accumulated Deficit

6	Over-allotment option liability	11,659
	Class A ordinary shares subject to possible redemption		11,659
	To release the value of 182,300 over-allotment option liability due to the partial exercise of the underwriters of their over-allotment option

7	Cash held in Trust Account	22,800
	Additional paid-in capital		22,800
	To record sale of 2,280 additional Private Placement Units to Sponsor and underwriters at $10.00 per Private Placement Unit

8	Cash held in Trust Account	4,545
	Additional paid-in capital		4,545
	Sale of 6,060 Private Placement Warrants at $0.75 per warrant to Sponsor

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